UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2020

REGIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)
3701 Wayzata Boulevard
Minneapolis, MN 55416
(Address of principal executive offices and zip code)
(952) 947-7777
(Registrant’s telephone number, including area code)
(Not applicable)
(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.05 per share	RGS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Regis Corporation

Current Report on Form 8-K

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 2, 2020, Regis Corporation announced the financial results for its fiscal quarter ended September 30, 2020. A copy of the News Release issued by Regis Corporation in connection with this Item 2.02 is attached as Exhibit No. 99 and incorporated by reference herein.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The proposals are described in detail in the Proxy Statement for the Annual Meeting.

1.Election of Directors. The shareholders elected the seven director nominees to serve for a one-year term. The results of the vote on the election of directors were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Vote

Felipe A. Athayde	29,584,625	97,537	117,450	3,077,557
Daniel G. Beltzman	29,427,448	248,217	123,947	3,077,557
Virginia Gambale	24,795,837	4,883,726	120,049	3,077,557
David J. Grissen	29,465,219	209,444	124,949	3,077,557
Mark S. Light	29,465,119	212,212	122,281	3,077,557
Michael J. Merriman	29,527,688	146,760	125,164	3,077,557
M. Ann Rhoades	29,537,773	144,669	117,170	3,077,557

2.Say-on-Pay Proposal. The shareholders approved the advisory proposal on the compensation of the Company's named executive officers. The result of the advisory vote on the say-on-pay proposal were as follows:

For	29,255,233
Against	382,060
Abstain	162,319
Broker Non-Votes	3,077,557

3.Ratification of Appointment of Independent Registered Public Accounting Firm. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2021. The results of the vote on the ratification of PricewaterhouseCoopers was as follows:

For	32,393,387
Against	324,988
Abstain	158,794

Effective October 26, 2020, Ms. Gambale resigned from her position as independent Lead Director, in recognition of the prior appointment of an independent director as Chair of the Board of Directors and completion of the recent CEO succession.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

EXHIBIT NUMBER

99	Regis Corporation News Release dated November 2, 2020.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: November 2, 2020	By:	/s/ Amanda P. Rusin
Name: Amanda P. Rusin, Title: Secretary